THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 23, 2005

AMERICAN HOME MORTGAGE INVESTMENT TRUST 2005-1 (as depositor under a Series 2005-1 Indenture dated as of March 23, 2005, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2005-1)

                      American Home Mortgage Securities LLC
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                    333-121581               20-0103914
        --------                    -----------              ----------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
   of Incorporation)                File Number)          Identification No.)

520 Broadhollow Road                                           11747
Melville, New York                                             -----
---------------------                                        (Zip Code)
(Address of Principal
Executive Offices)


Registrant's telephone number, including area code, is (516) 396-7700

--------------------------------------------------------------------------------

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

             (a) Not applicable

             (b) Not applicable

             (c) Exhibits:

             5.1 Opinion of Thacher Proffitt & Wood LLP regarding Legality

             8.1 Opinion of Thacher Proffitt & Wood LLP regarding Tax Matters

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     AMERICAN HOME MORTGAGE SECURITIES LLC

                                     By:    /s/ Alan Horn
                                        ---------------------------------------
                                     Name:    Alan Horn
                                     Title:   Executive Vice President

Dated: April 7, 2005